Fourth Quarter
Financial Supplement
December 31, 2009
4

METLIFE, INC.
TABLE OF CONTENTS

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Balance Sheet - U.S. Business	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	11

U.S. BUSINESS - INSURANCE PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	12
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	16
Other Expenses by Major Category and Individual Life Sales by Product	17
Spread by Product	18

U.S. BUSINESS - RETIREMENT PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	19
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	20
Other Expenses by Major Category and Individual Annuity Sales by Product	21
Spread	22

U.S. BUSINESS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	23
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	24
Other Expenses by Major Category	25
Spread	26

U.S. BUSINESS - AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	27
Written Premiums by Product and Selected Financial Information and Supplemental Data	30

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	31

BANKING, CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	35
Banking - Supplemental Information	38

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	39
Fixed Maturity Securities and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	41
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Commercial Mortgage Loans by Region and Property Type	42
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage Loans	43

OTHER INFORMATION
Company Ratings	44
NOTE:
The Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. The QFS also includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
In this QFS, operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc. excluding:
(i)	net investment gains and losses;

(ii)	changes in experience-rated contractholder liabilities due to asset value fluctuations;

(iii)	discontinued operations other than discontinued real estate; and

(iv)	costs related to business combinations (since January 1, 2009) and noncontrolling interests, all net of income tax.
Operating earnings does not include the following related to net investment gains and losses: (i) amortization of deferred acquisition costs and value of business acquired, (ii) amortization of unearned revenue, and (iii) changes in policyholder dividend obligation, all net of income tax. Operating earnings includes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment, net of income tax. Operating earnings also reflects adjustments for all items mentioned above relating to operating joint ventures reported under the equity method of accounting.
In this QFS, operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
MetLife believes the presentation of operating earnings as we measure it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income (loss), operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated February 2, 2010, for the three months ended December 31, 2009, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Operating earnings available to common shareholders	$132	$131	$723	$718	$793
Preferred stock dividends	31	30	31	30	31

Operating earnings	163	161	754	748	824
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	(906)	(3,829)	(2,139)	(898)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)	(6)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(31)	(32)	4	(29)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)	(45)
Real estate discontinued operations	(5)	(2)	(1)	(2)	(2)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	(16)	8	(63)	(2)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	2	—	1	1
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(183)	625	174	95
Other expenses:
Noncontrolling interest	(7)	(3)	(20)	(7)	(8)
Business combination costs	—	(11)	—	(22)	2
Provision for income tax expense (benefit)	(495)	401	1,183	721	378

Income (loss) from continuing operations, net of income tax	928	(585)	(1,419)	(624)	310

Income (loss) from discontinued operations, net of income tax	48	37	1	(1)	3

Net income (loss)	976	(548)	(1,418)	(625)	313

Less: Net income (loss) attributable to noncontrolling interest	(9)	(4)	(16)	(5)	(7)

Net income (loss) attributable to MetLife, Inc.	985	(544)	(1,402)	(620)	320
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$(574)	$(1,433)	$(650)	$289

Operating earnings available to common shareholders — diluted	$0.17	$0.16	$0.88	$0.87	$0.96
Net investment gains (losses), net of income tax	1.70	(0.71)	(2.95)	(1.68)	(0.59)
Other adjustments to continuing operations, net of income tax	(0.73)	(0.21)	0.33	0.02	(0.02)
Discontinued operations, net of income tax	0.06	0.05	—	—	—

Net income (loss) available to MetLife, Inc’s common shareholders per common share — diluted	$1.20	$(0.71)	$(1.74)	$(0.79)	$0.35

Weighted average common shares outstanding — diluted	793.6	810.8	825.1	827.3	828.0

Unaudited	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Book value per common share — (actual common shares outstanding)	$27.33	$25.75	$30.85	$39.36	$37.96
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$45.29	$44.53	$42.86	$42.09	$41.69

Book value per common share — diluted — (weighted average common shares outstanding)	$27.33	$25.98	$30.60	$38.95	$37.54
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$45.29	$44.93	$42.52	$41.65	$41.23

	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Common shares outstanding, beginning of period	707.3	793.6	818.1	818.6	818.8
Treasury stock, net	75.0	0.1	0.5	0.2	—
Newly issued shares	11.3	24.4	—	—	—

Common shares outstanding, end of period	793.6	818.1	818.6	818.8	818.8

Weighted average common shares outstanding — basic	790.0	809.1	821.6	821.8	821.9
Dilutive effect of stock-based awards	3.6	1.7	3.5	5.5	6.1

Weighted average common shares outstanding — diluted	793.6	810.8	825.1	827.3	828.0

Policyholder Trust Shares	242.7	240.8	238.7	236.8	233.2

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$188,251	$191,415	$211,563	$223,896	$227,642
Equity securities available-for-sale, at estimated fair value	3,197	2,817	3,045	3,117	3,084
Trading securities, at estimated fair value	946	922	1,471	1,970	2,384
Mortgage loans:
Held-for-investment, at amortized cost	49,352	49,074	48,229	48,239	48,181
Held-for-sale, principally at estimated fair value	2,012	3,970	4,271	2,442	2,728

Mortgage loans, net	51,364	53,044	52,500	50,681	50,909
Policy loans	9,802	9,851	9,907	10,001	10,061
Real estate and real estate joint ventures	7,535	7,331	7,246	6,982	6,852
Real estate held-for-sale	51	50	50	50	44
Other limited partnership interests	6,039	5,365	5,193	5,255	5,508
Short-term investments	13,878	10,896	8,117	6,861	8,374
Other invested assets	17,248	15,130	13,071	13,916	12,709

Total investments	298,311	296,821	312,163	322,729	327,567
Cash and cash equivalents	24,207	19,424	13,213	15,562	10,112
Accrued investment income	3,061	3,142	3,019	3,236	3,173
Premiums and other receivables	16,973	18,514	16,730	16,903	16,752
Deferred policy acquisition costs and value of business acquired	20,144	20,754	20,323	19,208	19,256
Current income tax recoverable	—	—	253	412	316
Deferred income tax assets	4,927	6,349	3,856	535	1,228
Goodwill	5,008	5,010	5,036	5,033	5,047
Other assets	7,262	7,028	7,896	7,140	6,822
Assets of subsidiaries held-for-sale	946	—	—	—	—
Separate account assets	120,839	114,366	126,968	144,434	149,041

Total assets	$501,678	$491,408	$509,457	$535,192	$539,314

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$130,555	$131,609	$132,823	$134,492	$135,879
Policyholder account balances	142,921	141,037	140,076	139,171	138,673
Other policyholder funds	7,762	8,136	8,319	8,549	8,446
Policyholder dividends payable	1,023	846	881	911	761
Bank deposits	6,884	7,531	7,807	8,372	10,211
Short-term debt	2,659	5,878	4,757	2,131	912
Long-term debt	9,667	11,042	12,940	13,202	13,220
Collateral financing arrangements	5,192	5,242	5,297	5,297	5,297
Junior subordinated debt securities	3,758	2,691	2,691	3,191	3,191
Current income tax payable	342	635	—	—	—
Payables for collateral under securities loaned and other transactions	31,059	24,341	24,607	24,363	24,196
Other liabilities	14,284	14,625	14,679	16,486	15,989
Liabilities of subsidiaries held-for-sale	748	—	—	—	—
Separate account liabilities	120,839	114,366	126,968	144,434	149,041

Total liabilities	477,693	467,979	481,845	500,599	505,816

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	15,811	16,860	16,849	16,865	16,859
Retained earnings	22,403	21,829	20,472	19,822	19,501
Treasury stock, at cost	(236)	(230)	(203)	(194)	(190)
Accumulated other comprehensive income (loss)	(14,253)	(15,358)	(9,834)	(2,234)	(3,058)

Total MetLife, Inc.’s stockholders’ equity	23,734	23,110	27,293	34,268	33,121
Noncontrolling interests	251	319	319	325	377

Total equity	23,985	23,429	27,612	34,593	33,498

Total liabilities and stockholders’ equity	$501,678	$491,408	$509,457	$535,192	$539,314

(1)	Certain prior period amounts have been reclassified to conform with current presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

OPERATING REVENUES
Premiums	$6,498	$6,122	$6,576	$6,601	$7,161
Universal life and investment-type product policy fees	1,220	1,189	1,227	1,255	1,559
Net investment income	3,621	3,274	3,859	3,956	4,000
Other revenues	445	554	572	602	601

Total operating revenues	11,784	11,139	12,234	12,414	13,321

OPERATING EXPENSES
Policyholder benefits and dividends	7,316	6,979	7,388	7,549	7,986
Interest credited to policyholder account balances	1,220	1,170	1,229	1,259	1,195
Interest credited to bank deposits	43	43	40	37	43
Capitalization of deferred policy acquisition costs	(787)	(786)	(757)	(722)	(754)
Amortization of deferred policy acquisition costs	929	746	332	376	564
Interest expense	276	245	256	274	269
Other expenses	2,616	2,557	2,765	2,723	2,947

Total operating expenses	11,613	10,954	11,253	11,496	12,250

Operating earnings before provision for income tax	171	185	981	918	1,071
Provision for income tax expense (benefit)	8	24	227	170	247

Operating earnings	163	161	754	748	824
Preferred stock dividends	31	30	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$132	$131	$723	$718	$793

Net Income Reconciliation

Operating earnings	$163	$161	$754	$748	$824

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	(906)	(3,829)	(2,139)	(898)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)	(6)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(31)	(32)	4	(29)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)	(45)
Real estate discontinued operations	(5)	(2)	(1)	(2)	(2)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	(16)	8	(63)	(2)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	2	—	1	1
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(183)	625	174	95
Other expenses:
Noncontrolling interest	(7)	(3)	(20)	(7)	(8)
Business combination costs	—	(11)	—	(22)	2
Provision for income tax expense (benefit)	(495)	401	1,183	721	378

Income (loss) from continuing operations, net of income tax	928	(585)	(1,419)	(624)	310

Income (loss) from discontinued operations, net of income tax	48	37	1	(1)	3

Net income (loss)	976	(548)	(1,418)	(625)	313

Less: Net income (loss) attributable to noncontrolling interest	(9)	(4)	(16)	(5)	(7)

Net income (loss) attributable to MetLife, Inc.	985	(544)	(1,402)	(620)	320
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$(574)	$(1,433)	$(650)	$289

Premiums, Fees and Other Revenues	$8,163	$7,865	$8,375	$8,458	$9,321

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	December 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

ASSETS
Total investments	$327,567	$265,024	$19,895	$42,648
Cash and cash equivalents	10,112	2,721	1,536	5,855
Accrued investment income	3,173	2,536	267	370
Premiums and other receivables	16,752	9,504	919	6,329
Deferred policy acquisition costs and value of business acquired	19,256	16,382	2,870	4
Current income tax recoverable	316	(510)	33	793
Deferred income tax assets	1,228	609	136	483
Goodwill	5,047	4,163	414	470
Other assets	6,822	4,148	495	2,179
Assets of subsidiaries held-for-sale	—	—	—	—
Separate account assets	149,041	141,683	7,358	—

Total assets	$539,314	$446,260	$33,923	$59,131

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$135,879	$119,585	$10,830	$5,464
Policyholder account balances	138,673	130,495	8,128	50
Other policyholder funds	8,446	6,441	1,637	368
Policyholder dividends payable	761	761	—	—
Bank deposits	10,211	—	—	10,211
Short-term debt	912	—	21	891
Long-term debt	13,220	105	124	12,991
Collateral financing arrangements	5,297	—	—	5,297
Junior subordinated debt securities	3,191	—	—	3,191
Current income tax payable	—	—	—	—
Payables for collateral under securities loaned and other transactions	24,196	16,722	19	7,455
Other liabilities	15,989	9,330	1,255	5,404
Liabilities of subsidiaries held-for-sale	—	—	—	—
Separate account liabilities	149,041	141,683	7,358	—

Total liabilities	505,816	425,122	29,372	51,322

Stockholders’ Equity
Preferred stock, at par value	1	—	—	1
Common stock, at par value	8	—	—	8
Allocated equity (1)	36,360	23,807	4,122	8,431
Treasury stock, at cost	(190)	—	—	(190)
Accumulated other comprehensive income (loss)	(3,058)	(2,667)	226	(617)

Total MetLife, Inc.’s stockholders’ equity	33,121	21,140	4,348	7,633

Noncontrolling interests	377	(2)	203	176

Total equity	33,498	21,138	4,551	7,809

Total liabilities and stockholders’ equity	$539,314	$446,260	$33,923	$59,131

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET — U.S. BUSINESS

	December 31, 2009
		Insurance	Retirement	Corporate Benefit
Unaudited (In millions)	U.S. Business	Products	Products	Funding	Auto & Home

ASSETS
Total investments	$265,024	$104,154	$52,831	$104,312	$3,727
Cash and cash equivalents	2,721	1,436	(683)	2,036	(68)
Accrued investment income	2,536	1,039	518	924	55
Premiums and other receivables	9,504	6,044	609	1,862	989
Deferred policy acquisition costs and value of business acquired	16,382	10,103	6,023	75	181
Current income tax recoverable	(510)	(420)	(211)	111	10
Deferred income tax assets	609	(1,664)	(772)	2,936	109
Goodwill	4,163	1,414	1,692	900	157
Other assets	4,148	1,773	1,636	382	357
Assets of subsidiaries held-for-sale	—	—	—	—	—
Separate account assets	141,683	8,838	87,113	45,732	—

Total assets	$446,260	$132,717	$148,756	$159,270	$5,517

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$119,585	$71,021	$3,978	$41,614	$2,972
Policyholder account balances	130,495	28,118	46,821	55,556	—
Other policyholder funds	6,441	5,938	103	216	184
Policyholder dividends payable	761	761	—	—	—
Bank deposits	—	—	—	—	—
Short-term debt	—	—	—	—	—
Long-term debt	105	(6)	8	103	—
Collateral financing arrangements	—	—	—	—	—
Junior subordinated debt securities	—	—	—	—	—
Current income tax payable	—	—	—	—	—
Payables for collateral under securities loaned and other transactions	16,722	4,401	3,635	8,686	—
Other liabilities	9,330	5,561	1,008	2,169	592
Liabilities of subsidiaries held-for-sale	—	—	—	—	—
Separate account liabilities	141,683	8,838	87,113	45,732	—

Total liabilities	425,122	124,632	142,666	154,076	3,748

Stockholders’ Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	—	—	—	—	—
Allocated equity (1)	23,807	9,197	6,328	6,449	1,833
Treasury stock, at cost	—	—	—	—	—
Accumulated other comprehensive income (loss)	(2,667)	(1,112)	(238)	(1,253)	(64)

Total MetLife, Inc.’s stockholders’ equity	21,140	8,085	6,090	5,196	1,769

Noncontrolling interests	(2)	—	—	(2)	—

Total equity	21,138	8,085	6,090	5,194	1,769

Total liabilities and stockholders’ equity	$446,260	$132,717	$148,756	$159,270	$5,517

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$7,161	$6,332	$821	$8
Universal life and investment-type product policy fees	1,559	1,156	403	—
Net investment income	4,000	3,558	271	171
Other revenues	601	325	6	270

Total operating revenues	13,321	11,371	1,501	449

OPERATING EXPENSES
Policyholder benefits and dividends	7,986	7,178	807	1
Interest credited to policyholder account balances	1,195	1,049	146	—
Interest credited to bank deposits	43	—	—	43
Capitalization of deferred policy acquisition costs	(754)	(573)	(181)	—
Amortization of deferred policy acquisition costs	564	420	143	1
Interest expense	269	2	2	265
Other expenses	2,947	1,982	544	421

Total operating expenses	12,250	10,058	1,461	731

Operating earnings before provision for income tax	1,071	1,313	40	(282)
Provision for income tax expense (benefit)	247	431	19	(203)

Operating earnings	824	882	21	(79)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$793	$882	$21	$(110)

Net Income Reconciliation

Operating earnings	$824	$882	$21	$(79)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(898)	(587)	(282)	(29)
Universal life and investment-type product policy fees — amortization of
unearned revenue related to net investment gains (losses)	(6)	(6)	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(29)	(28)	(10)	9
Equity method operating joint ventures realized gains (losses), net of offsets	(45)	—	(45)	—
Real estate discontinued operations	(2)	(2)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(2)	(4)	2	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	1	1	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	95	95	—	—
Other expenses:
Noncontrolling interest	(8)	1	(11)	2
Business combination costs	2	—	—	2
Provision for income tax expense (benefit)	378	182	107	89

Income (loss) from continuing operations, net of income tax	310	534	(218)	(6)

Income (loss) from discontinued operations, net of income tax	3	7	—	(4)

Net income (loss)	313	541	(218)	(10)

Less: Net income (loss) attributable to noncontrolling interest	(7)	1	(9)	1

Net income (loss) attributable to MetLife, Inc.	320	540	(209)	(11)
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$289	$540	$(209)	$(42)

Premiums, Fees and Other Revenues	$9,321	$7,813	$1,230	$278

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2008
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$6,498	$5,744	$753	$1
Universal life and investment-type product policy fees	1,220	972	248	—
Net investment income	3,621	3,229	234	158
Other revenues	445	321	5	119

Total operating revenues	11,784	10,266	1,240	278

OPERATING EXPENSES
Policyholder benefits and dividends	7,316	6,581	724	11
Interest credited to policyholder account balances	1,220	1,185	29	6
Interest credited to bank deposits	43	—	—	43
Capitalization of deferred policy acquisition costs	(787)	(636)	(152)	1
Amortization of deferred policy acquisition costs	929	796	133	—
Interest expense	276	4	4	268
Other expenses	2,616	1,934	374	308

Total operating expenses	11,613	9,864	1,112	637

Operating earnings before provision for income tax	171	402	128	(359)
Provision for income tax expense (benefit)	8	125	50	(167)

Operating earnings	163	277	78	(192)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$132	$277	$78	$(223)

Net Income Reconciliation
Operating earnings	$163	$277	$78	$(192)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2,153	1,220	(109)	1,042
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	16	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(50)	(38)	(9)	(3)
Equity method operating joint ventures realized gains (losses), net of offsets	64	—	64	—
Real estate discontinued operations	(5)	(5)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(95)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(28)	23	(51)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(10)	(9)	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(778)	(778)	—	—
Other expenses:
Noncontrolling interest	(7)	(3)	(7)	3
Business combination costs	—	—	—	—
Provision for income tax expense (benefit)	(495)	(119)	(7)	(369)

Income (loss) from continuing operations, net of income tax	928	489	(42)	481

Income (loss) from discontinued operations, net of income tax	48	(10)	—	58

Net income (loss)	976	479	(42)	539

Less: Net income (loss) attributable to noncontrolling interest	(9)	(2)	(9)	2

Net income (loss) attributable to MetLife, Inc.	985	481	(33)	537
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$954	$481	$(33)	$506

Premiums, Fees and Other Revenues	$8,163	$7,037	$1,006	$120

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$26,460	$23,254	$3,187	$19
Universal life and investment-type product policy fees	5,230	4,169	1,061	—
Net investment income	15,089	13,419	1,193	477
Other revenues	2,329	1,223	14	1,092

Total operating revenues	49,108	42,065	5,455	1,588

OPERATING EXPENSES
Policyholder benefits and dividends	29,902	27,238	2,660	4
Interest credited to policyholder account balances	4,853	4,272	581	—
Interest credited to bank deposits	163	—	—	163
Capitalization of deferred policy acquisition costs	(3,019)	(2,389)	(630)	—
Amortization of deferred policy acquisition costs	2,018	1,600	415	3
Interest expense	1,044	9	8	1,027
Other expenses	10,992	7,859	1,797	1,336

Total operating expenses	45,953	38,589	4,831	2,533

Operating earnings before provision for income tax	3,155	3,476	624	(945)
Provision for income tax expense (benefit)	668	1,124	161	(617)

Operating earnings	2,487	2,352	463	(328)
Preferred stock dividends	122	—	—	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,365	$2,352	$463	$(450)

Net Income Reconciliation
Operating earnings	$2,487	$2,352	$463	$(328)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7,772)	(6,126)	(903)	(743)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	(27)	(27)	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(88)	(97)	(13)	22
Equity method operating joint ventures realized gains (losses), net of offsets	(156)	—	(156)	—
Real estate discontinued operations	(7)	(7)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(11)	(11)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(73)	(68)	(5)	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	4	4	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	711	711	—	—
Other expenses:
Noncontrolling interest	(38)	1	(32)	(7)
Business combination costs	(31)	—	—	(31)
Provision for income tax expense (benefit)	2,683	1,963	366	354

Income (loss) from continuing operations, net of income tax	(2,318)	(1,305)	(280)	(733)

Income (loss) from discontinued operations, net of income tax	40	34	—	6

Net income (loss)	(2,278)	(1,271)	(280)	(727)

Less: Net income (loss) attributable to noncontrolling interest	(32)	1	(28)	(5)

Net income (loss) attributable to MetLife, Inc.	(2,246)	(1,272)	(252)	(722)
Less: Preferred stock dividends	122	—	—	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,368)	$(1,272)	$(252)	$(844)

Premiums, Fees and Other Revenues	$34,019	$28,646	$4,262	$1,111

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2008
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$25,914	$22,417	$3,470	$27
Universal life and investment-type product policy fees	5,363	4,268	1,095	—
Net investment income	16,200	14,212	1,180	808
Other revenues	1,586	1,384	18	184

Total operating revenues	49,063	42,281	5,763	1,019

OPERATING EXPENSES
Policyholder benefits and dividends	29,007	25,776	3,185	46
Interest credited to policyholder account balances	4,743	4,565	171	7
Interest credited to bank deposits	166	—	—	166
Capitalization of deferred policy acquisition costs	(3,092)	(2,291)	(798)	(3)
Amortization of deferred policy acquisition costs	2,968	2,582	381	5
Interest expense	1,051	9	9	1,033
Other expenses	10,309	7,531	2,079	699

Total operating expenses	45,152	38,172	5,027	1,953

Operating earnings before provision for income tax	3,911	4,109	736	(934)
Provision for income tax expense (benefit)	1,092	1,330	257	(495)

Operating earnings	2,819	2,779	479	(439)
Preferred stock dividends	125	—	—	125

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,694	$2,779	$479	$(564)

Net Income Reconciliation

Operating earnings	$2,819	$2,779	$479	$(439)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,812	696	169	947
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	18	18	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(5)	18	(36)	13
Equity method operating joint ventures realized gains (losses), net of offsets	105	—	105	—
Real estate discontinued operations	(9)	(9)	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(318)	(318)	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	137	125	12	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(45)	(44)	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(521)	(521)	—	—
Other expenses:
Noncontrolling interest	(24)	—	(28)	4
Business combination costs	—	—	—	—
Provision for income tax expense (benefit)	(488)	11	(147)	(352)

Income (loss) from continuing operations, net of income tax	3,481	2,755	553	173

Income (loss) from discontinued operations, net of income tax	(203)	(2)	—	(201)

Net income (loss)	3,278	2,753	553	(28)

Less: Net income (loss) attributable to noncontrolling interest	69	—	(27)	96

Net income (loss) attributable to MetLife, Inc.	3,209	2,753	580	(124)
Less: Preferred stock dividends	125	—	—	125

Net income (loss) available to MetLife, Inc.’s common shareholders	$3,084	$2,753	$580	$(249)

Premiums, Fees and Other Revenues	$32,863	$28,069	$4,583	$211

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

U.S. BUSINESS

INSURANCE PRODUCTS	$258	$155	$285	$302	$400

RETIREMENT PRODUCTS	(204)	(118)	143	105	207

CORPORATE BENEFIT FUNDING	111	65	155	140	191

AUTO & HOME	112	76	76	86	84

U.S. BUSINESS TOTAL	$277	$178	$659	$633	$882

INTERNATIONAL	78	131	158	153	21

BANKING, CORPORATE & OTHER	(223)	(178)	(94)	(68)	(110)

METLIFE, INC. CONSOLIDATED	$132	$131	$723	$718	$793

(1)	A reconciliation of operating earnings available to common shareholders to net income (loss) for each segment appears in the QFS as follows: (i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) attributable to MetLife, Inc. appears on page 4.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$4,222	$4,201	$4,235	$4,222	$4,510	$16,402	$17,168
Universal life and investment-type product policy fees	519	583	543	533	622	2,171	2,281
Net investment income	1,314	1,281	1,413	1,437	1,483	5,787	5,614
Other revenues	194	177	181	221	200	819	779

Total operating revenues	6,249	6,242	6,372	6,413	6,815	25,179	25,842

OPERATING EXPENSES
Policyholder benefits and dividends	4,655	4,748	4,700	4,745	4,918	18,183	19,111
Interest credited to policyholder account balances	231	231	233	240	248	930	952
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(202)	(206)	(213)	(218)	(236)	(849)	(873)
Amortization of deferred policy acquisition costs	112	210	161	145	209	743	725
Interest expense	2	1	2	—	3	5	6
Other expenses	1,061	1,023	1,061	1,048	1,074	4,196	4,206

Total operating expenses	5,859	6,007	5,944	5,960	6,216	23,208	24,127

Operating earnings before provision for income tax	390	235	428	453	599	1,971	1,715
Provision for income tax expense (benefit)	132	80	143	151	199	661	573

Operating earnings	258	155	285	302	400	1,310	1,142
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$258	$155	$285	$302	$400	$1,310	$1,142

Net Income Reconciliation

Operating earnings	$258	$155	$285	$302	$400	$1,310	$1,142

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,721	(1,036)	(878)	(139)	(205)	1,558	(2,258)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)	(6)	18	(27)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(15)	(24)	(19)	(14)	(17)	(2)	(74)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	1	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—	—	(318)	(11)
Changes in experience-rated contract liabilities due to asset value fluctuations	7	7	(3)	1	(4)	52	1
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(125)	(48)	81	(47)	(14)	56	(28)
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(530)	390	290	72	85	(480)	837

Income (loss) from continuing operations, net of income tax	1,237	(573)	(255)	171	239	2,195	(418)

Income (loss) from discontinued operations, net of income tax	(15)	19	—	—	3	(8)	22

Net income (loss)	1,222	(554)	(255)	171	242	2,187	(396)

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	1,222	(554)	(255)	171	242	2,187	(396)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,222	$(554)	$(255)	$171	$242	$2,187	$(396)

Premiums, Fees and Other Revenues	$4,935	$4,961	$4,959	$4,976	$5,332	$19,392	$20,228

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$1,635	$1,745	$1,754	$1,739	$1,829	$6,624	$7,067
Universal life and investment-type product policy fees	163	165	163	152	145	649	625
Net investment income	211	202	199	203	200	915	804
Other revenues	4	3	2	2	2	10	9

Total operating revenues	2,013	2,115	2,118	2,096	2,176	8,198	8,505

OPERATING EXPENSES
Policyholder benefits and dividends	1,682	1,788	1,776	1,732	1,821	6,756	7,117
Interest credited to policyholder account balances	48	47	46	46	47	213	186
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(4)	(5)	(4)	(3)	(4)	(17)	(16)
Amortization of deferred policy acquisition costs	4	9	6	6	4	26	25
Interest expense	—	—	—	—	—	—	—
Other expenses	148	147	159	151	153	581	610

Total operating expenses	1,878	1,986	1,983	1,932	2,021	7,559	7,922

Operating earnings before provision for income tax	135	129	135	164	155	639	583
Provision for income tax expense (benefit)	46	44	46	56	52	217	198

Operating earnings	89	85	89	108	103	422	385
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$85	$89	$108	$103	$422	$385

Net Income Reconciliation

Operating earnings	$89	$85	$89	$108	$103	$422	$385

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(103)	(105)	(116)	(33)	(4)	(220)	(258)

Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(8)	(16)	(10)	(6)	(6)	(5)	(38)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	3	5	(2)	5	(4)	5	4
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	38	40	45	12	5	77	102

Income (loss) from continuing operations, net of income tax	19	9	6	86	94	279	195

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	19	9	6	86	94	279	195

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	19	9	6	86	94	279	195
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$19	$9	$6	$86	$94	$279	$195

Premiums, Fees and Other Revenues	$1,802	$1,913	$1,919	$1,893	$1,976	$7,283	$7,701

Group Life Mortality Ratio	91.9%	91.8%	90.4%	89.2%	89.7%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$1,137	$985	$1,026	$1,035	$1,154	$4,120	$4,200
Universal life and investment-type product policy fees	352	415	378	378	477	1,512	1,648
Net investment income	949	943	1,036	1,036	1,062	4,160	4,077
Other revenues	92	76	82	114	102	404	374

Total operating revenues	2,530	2,419	2,522	2,563	2,795	10,196	10,299

OPERATING EXPENSES
Policyholder benefits and dividends	1,722	1,674	1,638	1,700	1,720	6,510	6,732
Interest credited to policyholder account balances	176	178	181	188	195	692	742
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(150)	(151)	(162)	(169)	(188)	(634)	(670)
Amortization of deferred policy acquisition costs	98	164	118	102	173	622	557
Interest expense	2	1	2	—	3	5	6
Other expenses	536	522	547	546	559	2,181	2,174

Total operating expenses	2,384	2,388	2,324	2,367	2,462	9,376	9,541

Operating earnings before provision for income tax	146	31	198	196	333	820	758
Provision for income tax expense (benefit)	48	11	65	63	110	270	249

Operating earnings	98	20	133	133	223	550	509
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$20	$133	$133	$223	$550	$509

Net Income Reconciliation

Operating earnings	$98	$20	$133	$133	$223	$550	$509

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	27	(57)	(373)	(160)	(16)	(237)	(606)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	16	(6)	(11)	(4)	(6)	18	(27)
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(2)	(2)	—	(2)	15	(6)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	1	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	(95)	(11)	—	—	—	(318)	(11)
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(125)	(48)	81	(47)	(14)	56	(28)
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	60	44	105	75	13	160	237

Income (loss) from continuing operations, net of income tax	(22)	(60)	(67)	(3)	198	245	68

Income (loss) from discontinued operations, net of income tax	(15)	19	—	—	3	(8)	22

Net income (loss)	(37)	(41)	(67)	(3)	201	237	90

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(37)	(41)	(67)	(3)	201	237	90

Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(37)	$(41)	$(67)	$(3)	$201	$237	$90

Premiums, Fees and Other Revenues	$1,581	$1,476	$1,486	$1,527	$1,733	$6,036	$6,222

Mortality as a Percentage of Expected	83.9%	82.6%	74.9%	91.2%	81.1%

Lapse Ratio

Traditional Life	6.1%	6.4%	6.7%	6.9%	6.8%
Variable & Universal Life	5.7%	6.2%	6.6%	6.8%	6.5%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$1,450	$1,471	$1,455	$1,448	$1,527	$5,658	$5,901
Universal life and investment-type product policy fees	4	3	2	3	—	10	8
Net investment income	154	136	178	198	221	712	733
Other revenues	98	98	97	105	96	405	396

Total operating revenues	1,706	1,708	1,732	1,754	1,844	6,785	7,038

OPERATING EXPENSES
Policyholder benefits and dividends	1,251	1,286	1,286	1,313	1,377	4,917	5,262
Interest credited to policyholder account balances	7	6	6	6	6	25	24
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(48)	(50)	(47)	(46)	(44)	(198)	(187)
Amortization of deferred policy acquisition costs	10	37	37	37	32	95	143
Interest expense	—	—	—	—	—	—	—
Other expenses	377	354	355	351	362	1,434	1,422

Total operating expenses	1,597	1,633	1,637	1,661	1,733	6,273	6,664

Operating earnings before provision for income tax	109	75	95	93	111	512	374
Provision for income tax expense (benefit)	38	25	32	32	37	174	126

Operating earnings	71	50	63	61	74	338	248
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$71	$50	$63	$61	$74	$338	$248

Net Income Reconciliation
Operating earnings	$71	$50	$63	$61	$74	$338	$248

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,797	(874)	(389)	54	(185)	2,015	(1,394)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(4)	(6)	(7)	(8)	(9)	(12)	(30)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	4	2	(1)	(4)	—	47	(3)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(628)	306	140	(15)	67	(717)	498

Income (loss) from continuing operations, net of income tax	1,240	(522)	(194)	88	(53)	1,671	(681)

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	1,240	(522)	(194)	88	(53)	1,671	(681)

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	1,240	(522)	(194)	88	(53)	1,671	(681)

Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$1,240	$(522)	$(194)	$88	$(53)	$1,671	$(681)

Premiums, Fees and Other Revenues	$1,552	$1,572	$1,554	$1,556	$1,623	$6,073	$6,305

Non-Medical Health Benefit Ratio	86.3%	87.4%	88.4%	90.7%	90.2%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$11,674	$11,406	$11,654	$11,842	$11,911
Premiums and deposits	3,296	3,633	3,670	3,600	3,486
Surrenders and withdrawals	(1,634)	(1,314)	(1,404)	(1,467)	(1,363)
Benefit payments	(1,837)	(2,002)	(1,985)	(1,969)	(1,914)

Net Flows	(175)	317	281	164	209
Net transfers from (to) separate account	1	1	1	2	1
Interest	90	80	78	76	76
Policy charges	(139)	(135)	(136)	(132)	(135)
Other	(45)	(15)	(36)	(41)	(96)

Balance, end of period	$11,406	$11,654	$11,842	$11,911	$11,966

INDIVIDUAL LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$71,342	$71,686	$72,457	$72,920	$73,307
Premiums and deposits	2,100	2,031	2,034	2,049	2,167
Surrenders and withdrawals	(1,103)	(978)	(1,026)	(978)	(936)
Benefit payments	(571)	(612)	(569)	(576)	(577)

Net Flows	426	441	439	495	654
Net transfers from (to) separate account	44	31	127	(14)	39
Interest	714	733	736	755	763
Policy charges	(389)	(391)	(394)	(389)	(397)
Other	(451)	(43)	(445)	(460)	(432)

Balance, end of period	$71,686	$72,457	$72,920	$73,307	$73,934

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$11,822	$12,120	$12,367	$12,579	$12,868
Premiums and deposits	1,504	1,527	1,500	1,585	1,567
Surrenders and withdrawals	(23)	(6)	(6)	(106)	(5)
Benefit payments	(982)	(1,055)	(1,104)	(1,074)	(1,084)

Net Flows	499	466	390	405	478
Net transfers from (to) separate account	—	—	—	—	—
Interest	129	131	135	140	147
Policy charges	—	—	—	—	—
Other	(330)	(350)	(313)	(256)	(254)

Balance, end of period	$12,120	$12,367	$12,579	$12,868	$13,239

SEPARATE ACCOUNT LIABILITIES
GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$414	$334	$316	$366	$416
Premiums and deposits	37	39	39	38	39
Surrenders and withdrawals	(8)	(6)	(6)	(10)	(9)
Benefit payments	(1)	(2)	1	—	—

Net Flows	28	31	34	28	30
Investment Performance	(81)	(20)	47	53	18
Net transfers from (to) general account	(1)	(1)	(1)	(2)	(1)
Policy charges	(27)	(29)	(29)	(29)	(30)
Other	1	1	(1)	—	—

Balance, end of period	$334	$316	$366	$416	$433

INDIVIDUAL LIFE
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$8,832	$7,193	$6,744	$7,313	$8,232
Premiums and deposits	257	228	216	210	215
Surrenders and withdrawals	(114)	(136)	(119)	(103)	(140)
Benefit payments	(6)	(8)	(7)	(10)	(7)

Net Flows	137	84	90	97	68
Investment Performance	(1,565)	(351)	755	953	297
Net transfers from (to) general account	(44)	(31)	(127)	14	(39)
Policy charges	(150)	(150)	(147)	(147)	(147)
Other	(17)	(1)	(2)	2	(6)

Balance, end of period	$7,193	$6,744	$7,313	$8,232	$8,405

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Balance, beginning of period	$705	$763	$793	$832	$911
Premiums and deposits	40	40	38	38	—
Surrenders and withdrawals	(3)	(3)	(4)	(4)	(910)
Benefit payments	—	—	—	—	—

Net Flows	37	37	34	34	(910)
Investment Performance	30	—	11	30	(1)
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(9)	(6)	(6)	(8)	—
Other	—	(1)	—	23	—

Balance, end of period	$763	$793	$832	$911	$—

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$615	$566	$567	$568	$579
Pension and post-retirement benefit costs	43	55	73	70	69
Premium taxes, other taxes, and licenses & fees	58	82	83	82	75

Total fixed operating expenses	$716	$703	$723	$720	$723

Commissions and other variable expenses	345	320	338	328	351

Total other expenses	$1,061	$1,023	$1,061	$1,048	$1,074

INDIVIDUAL LIFE SALES BY PRODUCT (1)
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Individual Life Sales
Term Life	$30	$28	$34	$37	$37
Whole Life	22	21	32	30	34
Variable Life	19	10	13	10	10
Universal Life	52	38	44	50	63

Total Individual Life sales (2)	$123	$97	$123	$127	$144

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $144 million of First Year Individual Life sales during the three months ended December 31, 2009, approximately 44% were distributed through MetLife agents, 15% through New England Financial agents, 40% through MetLife’s Third Party and 1% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT

GROUP LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.50%	5.17%	5.08%	5.20%	5.02%
Average crediting rate	2.68%	2.45%	2.33%	2.20%	2.18%

Annualized general account spread	2.82%	2.72%	2.75%	3.00%	2.84%

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.30%	4.97%	6.24%	6.07%	6.27%
Average crediting rate	4.47%	4.59%	4.56%	4.58%	4.69%

Annualized general account spread (1)	0.83%	0.38%	1.68%	1.49%	1.58%

NON-MEDICAL HEALTH	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	4.25%	3.60%	5.01%	5.57%	6.14%
Average crediting rate	4.73%	4.68%	4.76%	4.69%	4.81%

Annualized general account spread	(0.48%)	(1.08%)	0.25%	0.88%	1.33%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$139	$152	$139	$140	$192	$361	$623
Universal life and investment-type product policy fees	381	356	397	466	493	1,870	1,712
Net investment income	558	623	724	749	763	2,365	2,859
Other revenues	33	30	34	61	47	168	172

Total operating revenues	1,111	1,161	1,294	1,416	1,495	4,764	5,366

OPERATING EXPENSES
Policyholder benefits and dividends	271	325	353	424	296	692	1,398
Interest credited to policyholder account balances	366	402	428	431	426	1,337	1,687
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(325)	(329)	(285)	(223)	(230)	(980)	(1,067)
Amortization of deferred policy acquisition costs	568	326	(44)	42	100	1,356	424
Interest expense	—	—	1	—	(1)	2	—
Other expenses	539	619	621	580	585	2,065	2,405

Total operating expenses	1,419	1,343	1,074	1,254	1,176	4,472	4,847

Operating earnings before provision for income tax	(308)	(182)	220	162	319	292	519
Provision for income tax expense (benefit)	(104)	(64)	77	57	112	99	182

Operating earnings	(204)	(118)	143	105	207	193	337
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(204)	$(118)	$143	$105	$207	$193	$337

Net Income Reconciliation

Operating earnings	$(204)	$(118)	$143	$105	$207	$193	$337

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	645	150	(1,120)	(462)	(174)	901	(1,606)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(16)	(50)	(55)	(49)	(63)	(35)	(217)
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	(653)	(135)	544	221	109	(577)	739
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	8	11	221	103	45	(100)	380

Income (loss) from continuing operations, net of income tax	(220)	(142)	(267)	(82)	124	382	(367)

Income (loss) from discontinued operations, net of income tax	(2)	5	—	—	—	(2)	5

Net income (loss)	(222)	(137)	(267)	(82)	124	380	(362)

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(222)	(137)	(267)	(82)	124	380	(362)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(222)	$(137)	$(267)	$(82)	$124	$380	$(362)

Premiums, Fees and Other Revenues	$553	$538	$570	$667	$732	$2,399	$2,507

Lapse Ratio

Fixed Annuities	11.3%	10.4%	9.4%	8.6%	7.5%
Variable Annuities	9.5%	9.3%	8.6%	7.9%	7.1%

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$41,765	$47,937	$51,415	$51,228	$51,388
Premiums and deposits (1), (2)	5,622	5,335	2,768	1,944	1,766
Surrenders and withdrawals	(1,615)	(1,413)	(923)	(890)	(1,044)
Benefit payments	(287)	(315)	(374)	(363)	(336)

Net Flows	3,720	3,607	1,471	691	386
Net transfers from (to) separate account	1	(231)	(1,217)	(1,107)	(946)
Interest	457	495	529	522	518
Policy charges	(8)	(11)	(12)	(10)	(10)
Other	2,002	(382)	(958)	64	(537)

Balance, end of period	$47,937	$51,415	$51,228	$51,388	$50,799

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$75,938	$62,264	$59,194	$70,538	$82,100
Premiums and deposits (1)	2,149	2,260	2,894	2,279	2,633
Surrenders and withdrawals	(1,587)	(1,230)	(1,176)	(1,283)	(1,456)
Benefit payments	(136)	(120)	(141)	(140)	(150)

Net Flows	426	910	1,577	856	1,027
Investment Performance	(13,820)	(3,945)	8,872	9,964	3,430
Net transfers from (to) general account	(1)	231	1,217	1,107	946
Policy charges	(288)	(271)	(322)	(366)	(392)
Other	9	5	—	1	2

Balance, end of period	$62,264	$59,194	$70,538	$82,100	$87,113

(1)	Includes company sponsored internal exchanges.

(2)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$170	$162	$172	$183	$178
Pension and post-retirement benefit costs	13	18	25	22	22
Premium taxes, other taxes, and licenses & fees	6	2	2	7	10

Total fixed operating expenses	$189	$182	$199	$212	$210

Commissions and other variable expenses	350	437	422	368	375

Total other expenses	$539	$619	$621	$580	$585

INDIVIDUAL ANNUITY SALES BY PRODUCT (1)
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (in millions)	2008	2009	2009	2009	2009

Individual Annuity Sales
Annuities Sales (1)
Fixed annuity sales	$4,122	$3,645	$949	$596	$499
Variable annuity sales	3,424	3,737	4,507	3,441	3,711

Total annuity sales (2)	$7,546	$7,382	$5,456	$4,037	$4,210

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,005	$2,147	$2,775	$2,171	$2,518

General Accounts
Fixed annuity	4,122	3,645	949	596	499
Variable annuity	1,419	1,590	1,732	1,270	1,193

Total general accounts	5,541	5,235	2,681	1,866	1,692

Total premiums and deposits	$7,546	$7,382	$5,456	$4,037	$4,210

(1)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(2)	Of the $4,210 million of Annuity Sales during the three months ended December 31, 2009, approximately 21% were distributed through MetLife agents, 7% through New England Financial agents, 61% through MetLife’s Third Party channels, 10% through MetLife Resources representatives and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD

DEFERRED ANNUITIES	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	5.05%	5.20%	5.84%	5.86%	5.92%
Average crediting rate	3.88%	3.86%	3.96%	3.88%	3.85%

Annualized general account spread	1.17%	1.34%	1.88%	1.98%	2.07%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$644	$324	$695	$639	$903	$2,683	$2,561
Universal life and investment-type product policy fees	72	40	61	34	41	227	176
Net investment income	1,320	1,111	1,179	1,210	1,266	5,874	4,766
Other revenues	86	69	69	34	67	359	239

Total operating revenues	2,122	1,544	2,004	1,917	2,277	9,143	7,742

OPERATING EXPENSES
Policyholder benefits and dividends	1,223	879	1,240	1,192	1,486	4,977	4,797
Interest credited to policyholder account balances	588	459	409	390	375	2,298	1,633
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(2)	(2)	(6)	(5)	(1)	(18)	(14)
Amortization of deferred policy acquisition costs	5	5	4	3	3	29	15
Interest expense	2	2	—	1	—	2	3
Other expenses	138	105	122	128	129	476	484

Total operating expenses	1,954	1,448	1,769	1,709	1,992	7,764	6,918

Operating earnings before provision for income tax	168	96	235	208	285	1,379	824
Provision for income tax expense (benefit)	57	31	80	68	94	466	273

Operating earnings	111	65	155	140	191	913	551
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$111	$65	$155	$140	$191	$913	$551

Net Income Reconciliation

Operating earnings	$111	$65	$155	$140	$191	$913	$551

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1,103)	(809)	(821)	(417)	(213)	(1,629)	(2,260)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(7)	39	45	58	52	55	194
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	(5)	(2)	(1)	(2)	(2)	(10)	(7)
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	16	(1)	(28)	(40)	—	73	(69)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(9)	1	1	1	1	(44)	4
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(3)	—	—	—	1	—	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	388	268	282	141	54	545	745

Income (loss) from continuing operations, net of income tax	(612)	(439)	(367)	(119)	84	(97)	(841)

Income (loss) from discontinued operations, net of income tax	7	1	1	1	4	8	7

Net income (loss)	(605)	(438)	(366)	(118)	88	(89)	(834)

Less: Net income (loss) attributable to noncontrolling interest	(2)	—	—	—	1	—	1

Net income (loss) attributable to MetLife, Inc.	(603)	(438)	(366)	(118)	87	(89)	(835)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(603)	$(438)	$(366)	$(118)	$87	$(89)	$(835)

Premiums, Fees and Other Revenues	$802	$433	$825	$707	$1,011	$3,269	$2,976

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$101,812	$107,091	$101,662	$99,652	$97,897
Premiums and deposits	19,639	13,215	16,393	10,427	9,836
Surrenders and withdrawals	(15,221)	(18,277)	(18,009)	(12,532)	(10,466)
Benefit payments	(779)	(770)	(769)	(820)	(800)

Net Flows	3,639	(5,832)	(2,385)	(2,925)	(1,430)
Net transfers from (to) separate account	(7)	(13)	(17)	(16)	58
Interest	1,180	1,139	1,083	1,044	1,049
Policy charges	(32)	(29)	(36)	(30)	(20)
Other	499	(694)	(655)	172	(384)

Balance, end of period	$107,091	$101,662	$99,652	$97,897	$97,170

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Balance, beginning of period	$48,741	$45,814	$42,726	$42,293	$46,015
Premiums and deposits	1,490	1,655	631	1,931	1,748
Surrenders and withdrawals	(1,593)	(1,883)	(1,099)	(1,177)	(1,360)
Benefit payments	(11)	(10)	(13)	(10)	(11)

Net Flows	(114)	(238)	(481)	744	377
Investment Performance	(1,020)	(985)	1,590	2,703	384
Net transfers from (to) general account	7	13	17	16	(58)
Policy charges	(128)	(59)	(57)	(55)	(57)
Other	(1,672)	(1,819)	(1,502)	314	(929)

Balance, end of period	$45,814	$42,726	$42,293	$46,015	$45,732

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Direct and allocated expenses	$93	$64	$69	$63	$65
Pension and other post-retirement benefit costs	12	10	16	15	15
Premium taxes, other taxes, and licenses and fees	(1)	1	6	12	5

Total fixed operating expenses	$104	$75	$91	$90	$85

Commissions and other variable expenses	34	30	31	38	44

Total other expenses	$138	$105	$122	$128	$129

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2008	2009	2009	2009	2009

Investment income yield	4.96%	4.06%	4.52%	4.71%	4.96%
Average crediting rate	4.74%	4.20%	4.15%	4.14%	4.13%

Annualized general account spread	0.22%	(0.14%)	0.37%	0.57%	0.83%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums (1)	$739	$722	$726	$727	$727	$2,971	$2,902
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	37	40	49	45	46	186	180
Other revenues	8	9	5	8	11	38	33

Total operating revenues	784	771	780	780	784	3,195	3,115

OPERATING EXPENSES
Policyholder benefits and dividends (1)	432	479	492	483	478	1,924	1,932
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(107)	(104)	(113)	(112)	(106)	(444)	(435)
Amortization of deferred policy acquisition costs	111	110	111	107	108	454	436
Interest expense	—	—	—	—	—	—	—
Other expenses	196	187	194	189	194	794	764

Total operating expenses	632	672	684	667	674	2,728	2,697

Operating earnings before provision for income tax	152	99	96	113	110	467	418
Provision for income tax expense (benefit)	40	23	20	27	26	104	96

Operating earnings	112	76	76	86	84	363	322
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$112	$76	$76	$86	$84	$363	$322

Net Income Reconciliation

Operating earnings	$112	$76	$76	$86	$84	$363	$322

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(43)	31	(8)	(30)	5	(134)	(2)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	15	(11)	3	11	(2)	46	1

Income (loss) from continuing operations, net of income tax	84	96	71	67	87	275	321

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	84	96	71	67	87	275	321

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	84	96	71	67	87	275	321
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$84	$96	$71	$67	$87	$275	$321

Premiums, Fees and Other Revenues	$747	$731	$731	$735	$738	$3,009	$2,935

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums (1)	$511	$497	$499	$500	$495	$2,061	$1,991
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	28	25	30	28	29	135	112
Other revenues	4	5	3	5	4	23	17

Total operating revenues	543	527	532	533	528	2,219	2,120

OPERATING EXPENSES
Policyholder benefits and dividends (1)	343	316	350	353	373	1,283	1,392
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(69)	(70)	(75)	(77)	(65)	(295)	(287)
Amortization of deferred policy acquisition costs	72	70	75	74	68	301	287
Interest expense	—	—	—	—	—	—	—
Other expenses	133	129	124	124	128	533	505

Total operating expenses	479	445	474	474	504	1,822	1,897

Operating earnings before provision for income tax	64	82	58	59	24	397	223
Provision for income tax expense (benefit)	15	20	13	13	—	95	46

Operating earnings	49	62	45	46	24	302	177
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$49	$62	$45	$46	$24	$302	$177

Net Income Reconciliation

Operating earnings	$49	$62	$45	$46	$24	$302	$177

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	19	(5)	(18)	2	(92)	(2)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	10	(7)	2	7	(1)	31	1

Income (loss) from continuing operations, net of income tax	29	74	42	35	25	241	176

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	29	74	42	35	25	241	176

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	29	74	42	35	25	241	176
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$74	$42	$35	$25	$241	$176

Premiums, Fees and Other Revenues	$515	$502	$502	$505	$499	$2,084	$2,008

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums (1)	$228	$225	$227	$227	$232	$910	$911
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	9	15	19	17	17	51	68
Other revenues	4	4	2	3	7	15	16

Total operating revenues	241	244	248	247	256	976	995

OPERATING EXPENSES
Policyholder benefits and dividends (1)	89	163	142	130	105	641	540
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(38)	(34)	(38)	(35)	(41)	(149)	(148)
Amortization of deferred policy acquisition costs	39	40	36	33	40	153	149
Interest expense	—	—	—	—	—	—	—
Other expenses	63	58	70	65	66	261	259

Total operating expenses	153	227	210	193	170	906	800

Operating earnings before provision for income tax	88	17	38	54	86	70	195
Provision for income tax expense (benefit)	25	3	7	14	26	9	50

Operating earnings	63	14	31	40	60	61	145
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$63	$14	$31	$40	$60	$61	$145

Net Income Reconciliation

Operating earnings	$63	$14	$31	$40	$60	$61	$145

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(13)	12	(3)	(12)	3	(42)	—
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	5	(4)	1	4	(1)	15	—

Income (loss) from continuing operations, net of income tax	55	22	29	32	62	34	145

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	55	22	29	32	62	34	145

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	55	22	29	32	62	34	145
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$55	$22	$29	$32	$62	$34	$145

Premiums, Fees and Other Revenues	$232	$229	$229	$230	$239	$925	$927

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Written Premiums by Product
Automobile	$490	$496	$503	$503	$475
Homeowners	207	182	231	240	212
Other	11	21	13	11	11

Total	$708	$699	$747	$754	$698

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	58.3%	66.5%	67.7%	66.1%	65.6%
Policyholder benefits and dividends	0.2%	(0.1%)	0.2%	0.1%	0.1%
Other expense ratio	27.0%	26.7%	26.2%	25.5%	27.2%
Payment fees credit	(0.6%)	(0.7%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	84.9%	92.4%	93.5%	91.1%	92.3%
Effect of catastrophe losses	2.0%	4.3%	5.5%	3.4%	0.5%

Combined ratio excluding catastrophes	82.9%	88.1%	88.0%	87.7%	91.8%

Auto
Loss and loss adjustment expense ratio	67.0%	63.6%	69.8%	70.2%	75.5%
Policyholder benefits and dividends	0.2%	(0.1%)	0.2%	0.1%	0.1%
Other expense ratio	26.6%	26.0%	25.1%	24.4%	26.7%
Payment fees credit	(0.7%)	(0.8%)	(0.7%)	(0.7%)	(0.7%)

Total combined ratio	93.1%	88.7%	94.4%	94.0%	101.6%
Effect of catastrophe losses	0.0%	0.8%	0.8%	0.4%	(0.2%)

Combined ratio excluding catastrophes	93.1%	87.9%	93.6%	93.6%	101.8%

Homeowners & Other
Loss and loss adjustment expense ratio	38.9%	72.6%	63.3%	56.9%	44.7%
Policyholder benefits and dividends	0.1%	(0.1%)	0.2%	0.2%	0.1%
Other expense ratio	28.1%	28.4%	28.5%	28.0%	28.2%
Payment fees credit	(0.5%)	(0.5%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	66.6%	100.4%	91.6%	84.7%	72.6%
Effect of catastrophe losses	6.7%	12.0%	15.9%	9.7%	1.9%

Combined ratio excluding catastrophes	59.9%	88.4%	75.7%	75.0%	70.7%

Pre-Tax Catastrophe Losses
Auto	$—	$4	$4	$2	$(1)
Homeowners & Other	15	27	36	22	5

Total	$15	$31	$40	$24	$4

Catastrophe points on combined ratios	2.0	4.3	5.5	3.4	0.5

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except actual number of sales	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$753	$721	$777	$868	$821	$3,470	$3,187
Universal life and investment-type product policy fees	248	210	226	222	403	1,095	1,061
Net investment income	234	168	359	395	271	1,180	1,193
Other revenues	5	2	2	4	6	18	14

Total operating revenues	1,240	1,101	1,364	1,489	1,501	5,763	5,455

OPERATING EXPENSES
Policyholder benefits and dividends	724	548	600	705	807	3,185	2,660
Interest credited to policyholder account balances	29	78	159	198	146	171	581
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(152)	(145)	(140)	(164)	(181)	(798)	(630)
Amortization of deferred policy acquisition costs	133	95	98	79	143	381	415
Interest expense	4	2	1	3	2	9	8
Other expenses	374	336	436	481	544	2,079	1,797

Total operating expenses	1,112	914	1,154	1,302	1,461	5,027	4,831

Operating earnings before provision for income tax	128	187	210	187	40	736	624
Provision for income tax expense (benefit)	50	56	52	34	19	257	161

Operating earnings	78	131	158	153	21	479	463
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$78	$131	$158	$153	$21	$479	$463

Net Income Reconciliation

Operating earnings	$78	$131	$158	$153	$21	$479	$463

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(109)	454	(501)	(574)	(282)	169	(903)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(9)	5	(5)	(3)	(10)	(36)	(13)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)	(45)	105	(156)
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(51)	(22)	39	(24)	2	12	(5)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	1	(1)	—	—	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(7)	(5)	(9)	(7)	(11)	(28)	(32)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(7)	(149)	201	207	107	(147)	366

Income (loss) from continuing operations, net of income tax	(42)	435	(214)	(283)	(218)	553	(280)

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(42)	435	(214)	(283)	(218)	553	(280)

Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(5)	(9)	(27)	(28)

Net income (loss) attributable to MetLife, Inc.	(33)	440	(205)	(278)	(209)	580	(252)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(33)	$440	$(205)	$(278)	$(209)	$580	$(252)

Premiums, Fees and Other Revenues	$1,006	$933	$1,005	$1,094	$1,230	$4,583	$4,262

Actual Number of Sales Representatives	6,000	5,757	5,747	5,622	6,318

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$358	$348	$366	$420	$429	$1,822	$1,563
Universal life and investment-type product policy fees	133	122	136	133	156	614	547
Net investment income	244	119	191	193	119	1,103	622
Other revenues	5	1	1	3	2	14	7

Total operating revenues	740	590	694	749	706	3,553	2,739

OPERATING EXPENSES
Policyholder benefits and dividends	393	265	326	384	438	1,938	1,413
Interest credited to policyholder account balances	68	78	81	86	86	317	331
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(34)	(34)	(41)	(40)	(45)	(186)	(160)
Amortization of deferred policy acquisition costs	57	32	34	22	27	111	115
Interest expense	—	—	—	—	—	3	—
Other expenses	93	71	177	193	209	752	650

Total operating expenses	577	412	577	645	715	2,935	2,349

Operating earnings before provision for income tax	163	178	117	104	(9)	618	390
Provision for income tax expense (benefit)	48	56	31	23	12	200	122

Operating earnings	115	122	86	81	(21)	418	268
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$115	$122	$86	$81	$(21)	$418	$268

Net Income Reconciliation

Operating earnings	$115	$122	$86	$81	$(21)	$418	$268

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(72)	(17)	23	(23)	35	(129)	18
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(6)	8	—	2	(3)	(27)	7
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	(51)	(22)	39	(24)	2	12	(5)
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	29	3	(11)	10	(5)	20	(3)

Income (loss) from continuing operations, net of income tax	15	94	137	46	8	294	285

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	15	94	137	46	8	294	285

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	15	94	137	46	8	294	285
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$15	$94	$137	$46	$8	$294	$285

Premiums, Fees and Other Revenues	$496	$471	$503	$556	$587	$2,450	$2,117

Actual Number of Sales Representatives	139	118	120	114	126

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$302	$289	$329	$353	$281	$1,269	$1,252
Universal life and investment-type product policy fees	109	76	78	78	230	440	462
Net investment income	(13)	50	147	126	131	59	454
Other revenues	—	—	1	—	1	3	2

Total operating revenues	398	415	555	557	643	1,771	2,170

OPERATING EXPENSES
Policyholder benefits and dividends	305	258	253	292	323	1,152	1,126
Interest credited to policyholder account balances	(37)	6	63	40	41	(131)	150
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(75)	(59)	(75)	(88)	(90)	(425)	(312)
Amortization of deferred policy acquisition costs	58	52	52	49	105	214	258
Interest expense	1	1	—	2	1	4	4
Other expenses	153	134	154	167	185	787	640

Total operating expenses	405	392	447	462	565	1,601	1,866

Operating earnings before provision for income tax	(7)	23	108	95	78	170	304
Provision for income tax expense (benefit)	7	2	22	13	13	73	50

Operating earnings	(14)	21	86	82	65	97	254
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(14)	$21	$86	$82	$65	$97	$254

Net Income Reconciliation

Operating earnings	$(14)	$21	$86	$82	$65	$97	$254

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	469	(527)	(555)	(316)	301	(929)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(3)	(5)	(5)	(7)	(9)	(20)
Equity method operating joint ventures realized gains (losses), net of offsets	64	20	(96)	(35)	(45)	105	(156)
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(1)	1	(1)	—	—	(1)	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	(40)	(152)	213	198	112	(170)	371

Income (loss) from continuing operations, net of income tax	(24)	356	(330)	(315)	(191)	323	(480)

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(24)	356	(330)	(315)	(191)	323	(480)

Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(24)	356	(330)	(315)	(191)	323	(480)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(24)	$356	$(330)	$(315)	$(191)	$323	$(480)

Premiums, Fees and Other Revenues	$411	$365	$408	$431	$512	$1,712	$1,716

Actual Number of Sales Representatives	5,861	5,639	5,627	5,508	6,192

INTERNATIONAL — EUROPE/MIDDLE EAST/INDIA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except actual number of sales representatives)	2008	2009	2009	2009	2009	2008	2009

OPERATING REVENUES
Premiums	$93	$84	$82	$95	$111	$379	$372
Universal life and investment-type product policy fees	6	12	12	11	17	41	52
Net investment income	3	(1)	21	76	21	18	117
Other revenues	—	1	—	1	3	1	5

Total operating revenues	102	96	115	183	152	439	546

OPERATING EXPENSES
Policyholder benefits and dividends	26	25	21	29	46	95	121
Interest credited to policyholder account balances	(2)	(6)	15	72	19	(15)	100
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(43)	(52)	(24)	(36)	(46)	(187)	(158)
Amortization of deferred policy acquisition costs	18	11	12	8	11	56	42
Interest expense	3	1	1	1	1	2	4
Other expenses	128	131	105	121	150	540	507

Total operating expenses	130	110	130	195	181	491	616

Operating earnings before provision for income tax	(28)	(14)	(15)	(12)	(29)	(52)	(70)
Provision for income tax expense (benefit)	(5)	(2)	(1)	(2)	(6)	(16)	(11)

Operating earnings	(23)	(12)	(14)	(10)	(23)	(36)	(59)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(23)	$(12)	$(14)	$(10)	$(23)	$(36)	$(59)

Net Income Reconciliation

Operating earnings	$(23)	$(12)	$(14)	$(10)	$(23)	$(36)	$(59)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7)	2	3	4	(1)	(3)	8
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(7)	(5)	(9)	(7)	(11)	(28)	(32)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	4	—	(1)	(1)	—	3	(2)

Income (loss) from continuing operations, net of income tax	(33)	(15)	(21)	(14)	(35)	(64)	(85)

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(33)	(15)	(21)	(14)	(35)	(64)	(85)

Less: Net income (loss) attributable to noncontrolling interest	(9)	(5)	(9)	(5)	(9)	(27)	(28)

Net income (loss) attributable to MetLife, Inc.	(24)	(10)	(12)	(9)	(26)	(37)	(57)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(24)	$(10)	$(12)	$(9)	$(26)	$(37)	$(57)

Premiums, Fees and Other Revenues	$99	$97	$94	$107	$131	$421	$429

Actual Number of Sales Representatives	—	—	—	—	—

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$1	$2	$4	$5	$8	$27	$19
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	158	51	135	120	171	808	477
Other revenues	119	267	281	274	270	184	1,092

Total operating revenues	278	320	420	399	449	1,019	1,588

OPERATING EXPENSES
Policyholder benefits and dividends	11	—	3	—	1	46	4
Interest credited to policyholder account balances	6	—	—	—	—	7	—
Interest credited to bank deposits	43	43	40	37	43	166	163
Capitalization of deferred policy acquisition costs	1	—	—	—	—	(3)	—
Amortization of deferred policy acquisition costs	—	—	2	—	1	5	3
Interest expense	268	240	252	270	265	1,033	1,027
Other expenses	308	287	331	297	421	699	1,336

Total operating expenses	637	570	628	604	731	1,953	2,533

Operating earnings before provision for income tax	(359)	(250)	(208)	(205)	(282)	(934)	(945)
Provision for income tax expense (benefit)	(167)	(102)	(145)	(167)	(203)	(495)	(617)

Operating earnings	(192)	(148)	(63)	(38)	(79)	(439)	(328)
Preferred stock dividends	31	30	31	30	31	125	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(223)	$(178)	$(94)	$(68)	$(110)	$(564)	$(450)

Net Income Reconciliation

Operating earnings	$(192)	$(148)	(63)	$(38)	$(79)	$(439)	$(328)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,042	304	(501)	(517)	(29)	947	(743)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(1)	2	12	9	13	22
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	3	2	(11)	—	2	4	(7)
Business combination costs	—	(11)	—	(22)	2	—	(31)
Provision for income tax expense (benefit)	(369)	(108)	186	187	89	(352)	354

Income (loss) from continuing operations, net of income tax	481	38	(387)	(378)	(6)	173	(733)

Income (loss) from discontinued operations, net of income tax	58	12	—	(2)	(4)	(201)	6

Net income (loss)	539	50	(387)	(380)	(10)	(28)	(727)

Less: Net income (loss) attributable to noncontrolling interest	2	1	(7)	—	1	96	(5)

Net income (loss) attributable to MetLife, Inc.	537	49	(380)	(380)	(11)	(124)	(722)
Less: Preferred stock dividends	31	30	31	30	31	125	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$506	$19	$(411)	$(410)	$(42)	$(249)	$(844)

Premiums, Fees and Other Revenues	$120	$269	$285	$279	$278	$211	$1,111

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	115	121	129	115	119	380	484
Other revenues	94	255	271	264	258	127	1,048

Total operating revenues	209	376	400	379	377	507	1,532

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	43	43	40	37	43	166	163
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Interest expense	18	13	14	16	13	58	56
Other expenses	129	202	229	178	214	216	823

Total operating expenses	190	258	283	231	270	440	1,042

Operating earnings before provision for income tax	19	118	117	148	107	67	490
Provision for income tax expense (benefit)	6	41	41	68	42	23	192

Operating earnings	13	77	76	80	65	44	298
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$13	$77	$76	$80	$65	$44	$298

Net Income Reconciliation

Operating earnings	$13	$77	76	$80	$65	$44	$298

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(13)	(55)	(15)	(42)	(18)	(17)	(130)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	1	—	1	—	2
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	1	—	1	—	2
Business combination costs	—	—	—	—	—	—	—
Provision for income tax expense (benefit)	4	19	5	19	8	6	51

Income (loss) from continuing operations, net of income tax	4	41	68	57	57	33	223

Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	4	41	68	57	57	33	223

Less: Net income (loss) attributable to noncontrolling interest	—	—	1	—	—	—	1

Net income (loss) attributable to MetLife, Inc.	4	41	67	57	57	33	222
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$4	$41	$67	$57	$57	$33	$222

Premiums, Fees and Other Revenues	$94	$255	$271	$264	$258	$127	$1,048

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

OPERATING REVENUES
Premiums	$1	$2	$4	$5	$8	$27	$19
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	43	(70)	6	5	52	428	(7)
Other revenues	25	12	10	10	12	57	44

Total operating revenues	69	(56)	20	20	72	512	56

OPERATING EXPENSES
Policyholder benefits and dividends	11	—	3	—	1	46	4
Interest credited to policyholder account balances	6	—	—	—	—	7	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	1	—	—	—	—	(3)	—
Amortization of deferred policy acquisition costs	—	—	2	—	1	5	3
Interest expense	250	227	238	254	252	975	971
Other expenses	179	85	102	119	207	483	513

Total operating expenses	447	312	345	373	461	1,513	1,491

Operating earnings before provision for income tax	(378)	(368)	(325)	(353)	(389)	(1,001)	(1,435)
Provision for income tax expense (benefit)	(173)	(143)	(186)	(235)	(245)	(518)	(809)

Operating earnings	(205)	(225)	(139)	(118)	(144)	(483)	(626)
Preferred stock dividends	31	30	31	30	31	125	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(236)	$(255)	$(170)	$(148)	$(175)	$(608)	$(748)

Net Income Reconciliation

Operating earnings	$(205)	$(225)	(139)	$(118)	$(144)	$(483)	$(626)

Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1,055	359	(486)	(475)	(11)	964	(613)
Universal life and investment-type product policy fees — amortization of unearned revenue related to net investment gains (losses)	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	(3)	(1)	1	12	8	13	20
Equity method operating joint ventures realized gains (losses), net of offsets	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Policyholder benefits and policyholder dividends:
Changes in policyholder dividend obligations related to net investment gains (losses)	—	—	—	—	—	—	—
Changes in experience-rated contract liabilities due to asset value fluctuations	—	—	—	—	—	—	—
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	—	—	—	—	—	—	—
Amortization of deferred acquisition costs — related to net investment gains (losses)	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	3	2	(12)	—	1	4	(9)
Business combination costs	—	(11)	—	(22)	2	—	(31)
Provision for income tax expense (benefit)	(373)	(127)	181	168	81	(358)	303

Income (loss) from continuing operations, net of income tax	477	(3)	(455)	(435)	(63)	140	(956)

Income (loss) from discontinued operations, net of income tax	58	12	—	(2)	(4)	(201)	6

Net income (loss)	535	9	(455)	(437)	(67)	(61)	(950)

Less: Net income (loss) attributable to noncontrolling interest	2	1	(8)	—	1	96	(6)

Net income (loss) attributable to MetLife, Inc.	533	8	(447)	(437)	(68)	(157)	(944)
Less: Preferred stock dividends	31	30	31	30	31	125	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$502	$(22)	$(478)	$(467)	$(99)	$(282)	$(1,066)

Premiums, Fees and Other Revenues	$26	$14	$14	$15	$20	$84	$63

BANKING, CORPORATE & OTHER — BANKING (1)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2008	December 31, 2009

The following supplemental information for MetLife Bank is presented in accordance with Banking Standards:

Income Statement
Net interest income, net of interest expense	$51	$60	$73	$66	$64	$147	$263
Provision for credit losses	(7)	(42)	(14)	(27)	6	(11)	(77)
Non interest income	98	248	275	248	242	137	1,013
Non interest expense	(137)	(203)	(231)	(181)	(220)	(223)	(835)

Income before taxes	5	63	103	106	92	50	364
Income tax expense	1	22	36	49	35	17	142

Net income	$4	$41	$67	$57	$57	$33	$222

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,163	$2,136	$2,016	$1,965	$2,079
Consumer	641	624	724	805	834
Agriculture	192	194	185	176	173

Total Loans	2,996	2,954	2,925	2,946	3,086

Allowance for Loan Losses	(32)	(74)	(87)	(101)	(93)

Total Loans Held-for-Investments (Net)	$2,964	$2,880	$2,838	$2,845	$2,993

Net Charge-offs	$(0.1)	$0.3	$0.5	$12.7	$2.0	$1.0	$15.5

Loans Held-for-Sale	$1,995	$3,970	$4,271	$2,442	$2,728

Total Assets	$10,274	$14,816	$14,640	$13,140	$14,107

Total Deposits	$6,884	$7,531	$7,806	$8,372	$10,211

Key Ratios & Statistics

Tier 1 Capital	$629	$755	$806	$860	$898
Risk Weighted Assets	$5,368	$7,270	$7,764	$6,796	$7,381

Tier 1 Capital Ratio	11.72%	10.39%	10.39%	12.65%	12.16%
Total Capital Ratio	12.32%	11.40%	11.52%	13.90%	13.41%
Tier 1 Leverage	6.51%	6.56%	6.22%	6.37%	6.64%

Net Interest Margin	2.24%	2.12%	2.30%	2.20%	1.98%	1.91%	2.13%
Allowance / Total Loans	1.06%	2.49%	2.97%	3.44%	3.01%
Allowance / Non Performing Assets	182.86%	377.55%	430.69%	135.94%	113.00%

(1)	All amounts on this page relate to MetLife Bank only.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
Unaudited (In millions)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Fixed Maturity Securities
Yield (1)	6.18%	5.70%	5.91%	5.89%	5.59%
Investment income (2)	$2,973	$2,800	$3,036	$3,090	$2,973
Investment gains (losses)	(526)	(609)	(378)	(455)	(221)
Ending carrying value (2)	189,197	192,337	213,034	225,866	230,026

Mortgage Loans
Yield (1)	6.05%	5.32%	5.37%	5.33%	5.50%
Investment income (3)	737	680	694	675	686
Investment gains (losses)	(99)	(146)	(125)	(129)	(42)
Ending carrying value	51,364	53,044	52,500	50,681	50,909

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	(2.36%)	(9.19%)	(8.83%)	(6.09%)	(5.64%)
Investment income (losses)	(44)	(172)	(162)	(109)	(98)
Investment gains (losses)	(13)	(25)	(68)	(70)	7
Ending carrying value	7,586	7,381	7,296	7,032	6,896

Policy Loans
Yield (1)	6.32%	6.40%	6.51%	6.56%	6.67%
Investment income	154	157	161	163	167
Ending carrying value	9,802	9,851	9,907	10,001	10,061

Equity Securities
Yield (1)	6.25%	3.92%	6.01%	4.50%	6.13%
Investment income	59	37	54	37	47
Investment gains (losses)	(63)	(269)	(108)	(53)	31
Ending carrying value	3,197	2,817	3,045	3,117	3,084

Other Limited Partnership Interests
Yield (1)	(20.14%)	(19.79%)	5.46%	9.75%	16.90%
Investment income (losses)	(311)	(253)	72	127	227
Investment gains (losses)	(109)	(97)	(247)	(12)	—
Ending carrying value	6,039	5,365	5,193	5,255	5,508

Cash and Short-term Investments
Yield (1)	0.71%	0.48%	0.45%	0.45%	0.34%
Investment income	48	36	24	20	14
Investment gains (losses)	2	(2)	2	5	1
Ending carrying value	38,085	30,320	21,330	22,423	18,486

Other Invested Assets (4), (5), (6)
Investment income	120	92	98	54	95
Investment gains (losses)	2,973	233	(3,033)	(1,455)	(739)
Ending carrying value	17,248	15,130	13,071	13,916	12,709

Total Investments
Gross investment income yield (1)	4.86%	4.24%	5.02%	5.14%	5.21%
Investment fees and expenses yield	(0.15%)	(0.13%)	(0.15%)	(0.13%)	(0.14%)

Net Investment Income Yield	4.71%	4.11%	4.87%	5.01%	5.07%

Gross investment income	3,736	3,377	3,977	4,057	4,111
Investment fees and expenses	(115)	(103)	(118)	(101)	(111)

Net Investment Income (7)	$3,621	$3,274	$3,859	$3,956	$4,000

Ending carrying value	$322,518	$316,245	$325,376	$338,291	$337,679

Gross investment gains	$782	$571	$263	$299	$416
Gross investment losses	(737)	(535)	(546)	(489)	(272)
Writedowns	(546)	(1,041)	(846)	(661)	(297)

Subtotal	(501)	(1,005)	(1,129)	(851)	(153)
Derivatives not qualifying for hedge accounting (6)	2,666	90	(2,828)	(1,318)	(810)

Investment Gains (Losses) (4)	2,165	(915)	(3,957)	(2,169)	(963)
Investment gains (losses) income tax benefit (provision)	(804)	325	1,394	751	406

Investment Gains (Losses), net of income tax	$1,361	$(590)	$(2,563)	$(1,418)	$(557)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $946 million, $922 million, $1,471 million, $1,970 million and $2,384 million in ending carrying value, and ($56) million, $17 million, $130 million, $163 million and $90 million of investment income (loss) related to trading securities at or for the three months ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Investment income from mortgage loans includes prepayment fees.

(4)	Net investment gains (losses) presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented below for the three months ended:

	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Investment gains (losses) — per yield table above	$2,165	$(915)	$(3,957)	$(2,169)	$(963)
• Real estate discontinued operations	(8)	—	—	—	(8)
• Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	50	31	32	(4)	29
• Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	10	(2)	—	(1)	(1)
• Hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures	(64)	(20)	96	35	45

Investment gains (losses) — per GAAP	$2,153	$(906)	$(3,829)	$(2,139)	$(898)

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(6)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $5,287 million, ($1,127) million, ($3,621) million, ($732) million and ($1,144) million; and embedded derivatives of ($2,621) million, $1,217 million, $793 million, ($586) million and $334 million for the three months ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(7)	Net investment income presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses) as presented on page 2 — Corporate Overview.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Fixed Maturity Securities
Yield (1)	6.40%	5.70%	5.81%	5.83%	5.77%
Investment income (2)	$12,403	$2,800	$5,836	$8,926	$11,899
Investment gains (losses)	(1,953)	(609)	(987)	(1,442)	(1,663)
Ending carrying value (2)	189,197	192,337	213,034	225,866	230,026

Mortgage Loans
Yield (1)	6.08%	5.32%	5.35%	5.34%	5.38%
Investment income (3)	2,774	680	1,374	2,049	2,735
Investment gains (losses)	(136)	(146)	(271)	(400)	(442)
Ending carrying value	51,364	53,044	52,500	50,681	50,909

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	2.98%	(9.19%)	(9.01%)	(8.05%)	(7.47%)
Investment income (losses)	217	(172)	(334)	(443)	(541)
Investment gains (losses)	(9)	(25)	(93)	(163)	(156)
Ending carrying value	7,586	7,381	7,296	7,032	6,896

Policy Loans
Yield (1)	6.22%	6.40%	6.45%	6.49%	6.54%
Investment income	601	157	318	481	648
Ending carrying value	9,802	9,851	9,907	10,001	10,061

Equity Securities
Yield (1)	5.25%	3.92%	4.94%	4.83%	5.12%
Investment income	249	37	91	128	175
Investment gains (losses)	(253)	(269)	(377)	(430)	(399)
Ending carrying value	3,197	2,817	3,045	3,117	3,084

Other Limited Partnership Interests
Yield (1)	(2.77%)	(19.79%)	(6.59%)	(1.32%)	3.22%
Investment income (losses)	(170)	(253)	(181)	(54)	173
Investment gains (losses)	(140)	(97)	(344)	(356)	(356)
Ending carrying value	6,039	5,365	5,193	5,255	5,508

Cash and Short-term Investments
Yield (1)	1.62%	0.48%	0.47%	0.46%	0.44%
Investment income	307	36	60	80	94
Investment gains (losses)	3	(2)	—	5	6
Ending carrying value	38,085	30,320	21,330	22,423	18,486

Other Invested Assets (4), (5), (6), (7)
Investment income	279	92	190	244	339
Investment gains (losses)	4,363	233	(2,800)	(4,255)	(4,994)
Ending carrying value	17,248	15,130	13,071	13,916	12,709

Total Investments
Gross investment income yield (1)	5.68%	4.24%	4.63%	4.80%	4.90%
Investment fees and expenses yield	(0.16%)	(0.13%)	(0.14%)	(0.14%)	(0.14%)

Net Investment Income Yield	5.52%	4.11%	4.49%	4.66%	4.76%

Gross investment income	16,660	3,377	7,354	11,411	15,522
Investment fees and expenses	(460)	(103)	(221)	(322)	(433)

Net Investment Income (8)	$16,200	$3,274	$7,133	$11,089	$15,089

Ending carrying value	$322,518	$316,245	$325,376	$338,291	$337,679

Gross investment gains	$2,579	$571	$834	$1,133	$1,549
Gross investment losses (7)	(2,084)	(535)	(1,081)	(1,570)	(1,842)
Writedowns (7)	(2,042)	(1,041)	(1,887)	(2,548)	(2,845)

Subtotal	(1,547)	(1,005)	(2,134)	(2,985)	(3,138)
Derivatives not qualifying for hedge accounting (6), (7)	3,422	90	(2,738)	(4,056)	(4,866)

Investment Gains (Losses) (4)	1,875	(915)	(4,872)	(7,041)	(8,004)
Investment gains (losses) income tax benefit (provision)	(733)	325	1,719	2,470	2,876

Investment Gains (Losses), net of income tax	$1,142	$(590)	$(3,153)	$(4,571)	$(5,128)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $946 million, $922 million, $1,471 million, $1,970 million and $2,384 million in ending carrying value, and ($193) million, $17 million, $147 million, $310 million and $400 million of investment income (loss) related to trading securities at or for the year-to-date period ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(3)	Investment income from mortgage loans includes prepayment fees.

(4)	Net investment gains (losses) presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented below for the year-to-date period ended:

	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2009	2009	2009	2009

Investment gains (losses) — per yield table above	$1,875	$(915)	$(4,872)	$(7,041)	$(8,004)
• Real estate discontinued operations	(8)	—	—	—	(8)
• Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	5	31	63	59	88
• Interest credited to policyholder account balances — scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting	45	(2)	(2)	(3)	(4)
• Hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures	(105)	(20)	76	111	156

Investment gains (losses) — per GAAP	$1,812	$(906)	$(4,735)	$(6,874)	$(7,772)

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(6)	The components of investment gains (losses) for the year-to-date period ended December 31, 2008, are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(7)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $6,072 million, ($1,127) million, ($4,748) million, ($5,480) million and ($6,624) million; and embedded derivatives of ($2,650) million, $1,217 million, $2,010 million, $1,424 million and $1,758 million for the year-to-date period ended December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, respectively.

(8)	Net investment income presented in this yield table varies from the amounts presented in accordance with GAAP due to certain reclassifications made between net investment income and net investment gains (losses), as presented on the following pages: (i) Insurance Products, page 12, (ii) Retirement Products, page 19, (iii) Corporate Benefit Funding, page 23, (iv) Auto & Home, page 27, (v) International, page 31, and (vi) Banking, Corporate & Other, page 35.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$8,034	27.9%	$6,951	24.2%	$6,220	31.9%	$4,050	35.4%	$4,815	45.9%
20% or more for less than six months	17,191	59.6%	12,494	43.4%	1,973	10.1%	540	4.7%	713	6.8%
20% or more for six months or greater	3,596	12.5%	9,312	32.4%	11,320	58.0%	6,850	59.9%	4,958	47.3%

Total Gross Unrealized Losses	$28,821	100.0%	$28,757	100.0%	$19,513	100.0%	$11,440	100.0%	$10,486	100.0%

Total Gross Unrealized Gains	$7,564		$5,562		$5,582		$10,062		$8,419

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$75	7.7%	$25	2.1%	$26	3.6%	$85	21.3%	$83	30.2%
20% or more for less than six months	519	53.0%	490	40.8%	143	19.8%	13	3.3%	14	5.1%
20% or more for six months or greater	384	39.3%	687	57.1%	552	76.6%	300	75.4%	178	64.7%

Total Gross Unrealized Losses	$978	100.0%	$1,202	100.0%	$721	100.0%	$398	100.0%	$275	100.0%

Total Gross Unrealized Gains	$44		$32		$87		$166		$172

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$63,303	33.6%	$60,714	31.7%	$65,981	31.2%	$71,642	32.1%	$72,187	31.7%
Residential mortgage-backed securities	36,028	19.2%	38,115	19.9%	41,798	19.8%	43,397	19.4%	44,020	19.3%
Foreign corporate securities	29,679	15.8%	29,405	15.4%	33,607	15.9%	36,592	16.3%	38,030	16.7%
U.S. Treasury, agency and government guaranteed securities	21,310	11.3%	24,649	12.9%	27,673	13.1%	25,467	11.4%	25,447	11.2%
Commercial mortgage-backed securities	12,644	6.7%	12,981	6.8%	13,995	6.6%	15,535	6.9%	15,622	6.9%
Asset-backed securities	10,523	5.6%	11,032	5.7%	12,414	5.8%	13,251	5.9%	13,162	5.8%
Foreign government securities	10,153	5.4%	9,384	4.9%	10,560	5.0%	11,447	5.1%	11,947	5.2%
State and political subdivision securities	4,557	2.4%	5,112	2.7%	5,517	2.6%	6,549	2.9%	7,208	3.2%
Other fixed maturity securities	54	0.0%	23	0.0%	18	0.0%	16	0.0%	19	0.0%

Total fixed maturity securities available-for-sale	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$227,642	100.0%

NAIC RATING RATING AGENCY DESIGNATION
	(1)		(1)		(1)		(1)		(2)

1 Aaa / Aa / A	$137,125	72.9%	$137,190	71.7%	$147,337	69.6%	$153,893	68.7%	$151,136	66.4%
2 Baa	38,761	20.6%	39,346	20.6%	45,949	21.7%	48,612	21.7%	56,305	24.7%
3 Ba	7,796	4.1%	8,697	4.5%	9,598	4.6%	9,860	4.4%	12,003	5.3%
4 B	3,779	2.0%	4,368	2.3%	5,717	2.7%	5,927	2.7%	6,461	2.9%
5 Caa and lower	715	0.4%	1,734	0.9%	2,756	1.3%	5,330	2.4%	1,425	0.6%
6 In or near default	75	0.0%	80	0.0%	206	0.1%	274	0.1%	312	0.1%

Total fixed maturity securities available-for-sale	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%	$227,642	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”). The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

(2)	Amounts presented are based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries. Amounts presented for non-agency residential mortgage-backed securities held by the Company’s domestic insurance subsidiaries are based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 which may not correspond to the rating agency designations. Specifically, certain non-agency residential mortgage-backed securities rated Caa and lower and In or near default based on rating agency designations, are presented at December 31, 2009 with their final NAIC rating ranging from NAIC 1 to NAIC 4 based on the revised NAIC rating methodology effective December 31, 2009.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,837	24.6%	$8,757	24.4%	$8,679	24.8%	$8,806	25.3%	$8,684	25.1%
South Atlantic	8,101	22.5%	8,064	22.5%	7,627	21.8%	7,454	21.4%	7,342	21.2%
Middle Atlantic	5,931	16.5%	6,129	17.1%	5,879	16.8%	5,639	16.2%	5,948	17.2%
International	3,414	9.5%	3,350	9.3%	3,461	9.9%	3,590	10.3%	3,564	10.3%
West South Central	3,070	8.5%	3,006	8.4%	2,908	8.3%	2,906	8.3%	2,870	8.3%
East North Central	2,591	7.2%	2,580	7.2%	2,561	7.3%	2,545	7.3%	2,487	7.2%
New England	1,529	4.3%	1,517	4.2%	1,465	4.2%	1,451	4.2%	1,414	4.1%
Mountain	1,052	2.9%	1,049	2.9%	1,044	3.0%	1,039	3.0%	944	2.7%
West North Central	716	2.0%	682	1.9%	677	1.9%	667	2.0%	641	1.9%
East South Central	468	1.3%	465	1.4%	462	1.3%	460	1.3%	443	1.3%
Other	256	0.7%	254	0.7%	254	0.7%	253	0.7%	250	0.7%

Total	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%

Office	$15,307	42.6%	$15,215	42.4%	$14,832	42.3%	$14,988	43.1%	14,986	43.3%
Retail	8,038	22.3%	8,002	22.3%	7,941	22.7%	8,081	23.2%	7,870	22.8%
Apartments	4,113	11.4%	4,062	11.3%	3,838	11.0%	3,725	10.7%	3,696	10.7%
Hotel	3,078	8.6%	3,058	8.6%	3,076	8.8%	2,967	8.5%	2,947	8.5%
Industrial	2,901	8.1%	2,818	7.9%	2,802	8.0%	2,804	8.1%	2,759	8.0%
Other	2,528	7.0%	2,698	7.5%	2,528	7.2%	2,245	6.4%	2,329	6.7%

Total	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%	$34,587	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Wholly-owned	$4,062	$4,059	$4,069	$4,061	$4,071
Joint ventures	3,522	3,319	3,141	2,846	2,698
Subtotal	7,584	7,378	7,210	6,907	6,769
Foreclosed	2	3	86	125	127

Total Real Estate and Real Estate Joint Ventures (1)	$7,586	$7,381	$7,296	$7,032	$6,896

SUMMARY OF MORTGAGE LOANS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2008	2009	2009	2009	2009

Commercial mortgage loans	$35,965	$35,853	$35,017	$34,810	$34,587
Agricultural mortgage loans	12,234	12,066	11,913	12,059	12,140
Residential and consumer loans	1,153	1,155	1,299	1,370	1,454
Mortgage loans held-for-sale	2,012	3,970	4,271	2,442	2,728

Total	$51,364	$53,044	$52,500	$50,681	$50,909

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of February 1, 2010
     Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contractholders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of February 1, 2010 are listed in the tables below:

	A.M. Best	Fitch	Moody’s	S&P*
Insurer Financial Strength Ratings

First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA-	Aa3	AA-
MetLife Insurance Company of Connecticut	A+	AA-	Aa3	AA-
MetLife Investors Insurance Company	A+	AA-	Aa3	AA-
MetLife Investors USA Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA-	Aa3	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA-	Aa3	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A2	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-2	A-2
Senior Unsecured Debt	a-	A-	A3	A-
Subordinated Debt	bbb+	NR	Baa1	NR
Junior Subordinated Debt	bbb	BBB	Baa2	BBB
Preferred Stock	bbb	NR	Baa2	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	BBB	Baa2	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	BBB	Baa2	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa3	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa3	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A	A2	A

*	Currently on negative outlook

NR	Not Rated